Exhibit 99.1

KELLY SERVICES® REPORTS 2nd QUARTER RESULTS

TROY, MI (August 7, 2013) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the second quarter of 2013.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2013 totaled $1.4 billion, a 0.1% increase compared to the corresponding quarter of 2012.

Earnings from operations for the second quarter of 2013 totaled $16.4 million, compared to $23.8 million reported for the second quarter of 2012. Included in the results of operations in the second quarter of 2013 are impairment charges of $1.7 million and restructuring charges of $0.8 million. The results of operations in the second quarter of 2012 included a benefit due to changes in the estimated cost of restructuring of $2.2 million. Excluding the impairment and restructuring charges, earnings from operations were $18.9 million in the second quarter of 2013, compared to adjusted earnings of $21.6 million last year.

Diluted earnings per share from continuing operations in the second quarter of 2013 were $0.26 compared to $0.40 per share in the second quarter of 2012. Adjusted earnings per share were $0.33 in the second quarter of 2013 compared to $0.34 in the second quarter of 2012.

“We're pleased with our second quarter performance in each operating segment, given the uneven and generally subpar global economic growth” said Camden. “The Americas delivered solid results that were in line with our expectations, considering both our investment strategy and the lower volume we’re experiencing. In EMEA and APAC, we’re proud of our efforts in recalibrating our operations to bring costs in line with revenue in a tough environment. In addition, the growth we are seeing in KellyOCG’s revenue and fees confirms that our solutions are meeting market demand for outsourced talent management programs, and we believe the investments we’re making will support our long-term growth in that segment.”

Kelly also reported that on August 6, its board of directors declared a dividend of $0.05 per share. The dividend is payable September 9 to shareholders of record as of the close of business on August 19.

In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 7, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges triggered by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws), the net financial impact of the Patient Protection and Affordable Care Act on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions.  Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Serving clients around the globe, Kelly provides employment to more than 560,000 employees annually.  Revenue in 2012 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.  Download The Talent Project, a free iPad app by Kelly Services.

iPad is a trademark of Apple Inc., registered in the U.S. and other countries.  App Store is a service mark of Apple Inc.

# # #

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED JUNE 30, 2013 AND JULY 1, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013	2012	Change		% Change

Revenue from services	$1,366.9	$1,366.1	$0.8		0.1%

Cost of services	1,146.2	1,142.9	3.3		0.3

Gross profit	220.7	223.2	(2.5)		(1.1)

Selling, general and administrative expenses	202.6	199.4	3.2		1.6

Asset impairments	1.7	-	1.7		NM

Earnings from operations	16.4	23.8	(7.4)		(30.9)

Other expense, net	1.6	0.5	1.1		234.2

Earnings from continuing operations before taxes	14.8	23.3	(8.5)		(36.5)

Income tax expense	4.8	8.3	(3.5)		(42.4)

Earnings from continuing operations	10.0	15.0	(5.0)		(33.2)

Earnings from discontinued operations, net of tax	-	-	-		NM

Net earnings	$10.0	$15.0	$(5.0)		(33.2)%

Basic earnings per share on common stock
Earnings from continuing operations	$0.26	$0.40	$(0.14)		(35.0)%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.26	0.40	(0.14)		(35.0)

Diluted earnings per share on common stock
Earnings from continuing operations	$0.26	$0.40	$(0.14)		(35.0)%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.26	0.40	(0.14)		(35.0)

STATISTICS:

Gross profit rate	16.1%	16.3%	(0.2)	pts.

Selling, general and administrative expenses:
% of revenue	14.8	14.6	0.2
% of gross profit	91.8	89.4	2.4

% Return:
Earnings from operations	1.2	1.7	(0.5)
Earnings from continuing operations before taxes	1.1	1.7	(0.6)
Earnings from continuing operations	0.7	1.1	(0.4)
Net earnings	0.7	1.1	(0.4)

Effective income tax rate	32.2%	35.5%	(3.3)	pts.

Average number of shares outstanding (millions):
Basic	37.2	37.0
Diluted	37.2	37.0

Shares adjusted for nonvested restricted awards (millions):
Basic	38.2	37.8
Diluted	38.2	37.8

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 26 WEEKS ENDED JUNE 30, 2013 AND JULY 1, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013		2012	Change		% Change

Revenue from services	$2,681.7		$2,720.9	$(39.2)		(1.4)%

Cost of services	2,244.1		2,274.0	(29.9)		(1.3)

Gross profit	437.6		446.9	(9.3)		(2.1)

Selling, general and administrative expenses	412.4		408.4	4.0		1.0

Asset impairments	1.7		-	1.7		NM

Earnings from operations	23.5		38.5	(15.0)		(38.9)

Other expense, net	2.6		1.1	1.5		137.7

Earnings from continuing operations before taxes	20.9		37.4	(16.5)		(44.0)

Income tax (benefit) expense	(2.0)		13.2	(15.2)		(115.4)

Earnings from continuing operations	22.9		24.2	(1.3)		(5.3)

Earnings from discontinued operations, net of tax	-		0.4	(0.4)		(99.8)

Net earnings	$22.9		$24.6	$(1.7)		(7.0)%

Basic earnings per share on common stock
Earnings from continuing operations	$0.60		$0.64	$(0.04)		(6.3)%
Earnings from discontinued operations	-		0.01	(0.01)		(100.0)
Net earnings	0.60		0.65	(0.05)		(7.7)

Diluted earnings per share on common stock
Earnings from continuing operations	$0.60		$0.64	$(0.04)		(6.3)%
Earnings from discontinued operations	-		0.01	(0.01)		(100.0)
Net earnings	0.60		0.65	(0.05)		(7.7)

STATISTICS:

Gross profit rate	16.3%		16.4%	(0.1)	pts.

Selling, general and administrative expenses:
% of revenue	15.4		15.0	0.4
% of gross profit	94.3		91.4	2.9

% Return:
Earnings from operations	0.9		1.4	(0.5)
Earnings from continuing operations before taxes	0.8		1.4	(0.6)
Earnings from continuing operations	0.9		0.9	0.0
Net earnings	0.9		0.9	0.0

Effective income tax rate	(9.7	) %	35.2%	(44.9)	pts.

Average number of shares outstanding (millions):
Basic	37.2		36.9
Diluted	37.2		37.0

Shares adjusted for nonvested restricted awards (millions):
Basic	38.2		37.8
Diluted	38.2		37.8

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Second Quarter
				Constant
				Currency
	2013	2012	Change	Change
AMERICAS
Commercial
Revenue from services (including fee-based income)	$648.8	$668.6	(3.0)%	(3.1)%
Fee-based income	4.0	4.2	(4.9)	(4.5)
Gross profit	94.2	97.7	(3.6)	(3.7)

Gross profit rate	14.5%	14.6%	(0.1)	pts.

PT
Revenue from services (including fee-based income)	$259.6	$262.4	(1.1)%	(1.2)%
Fee-based income	4.1	4.2	(3.5)	(3.4)
Gross profit	41.1	39.7	3.5	3.4

Gross profit rate	15.8%	15.1%	0.7	pts.

Total Americas
Revenue from services (including fee-based income)	$908.4	$931.0	(2.4)%	(2.6)%
Fee-based income	8.1	8.4	(4.2)	(4.0)
Gross profit	135.3	137.4	(1.6)	(1.6)
Total SG&A expenses	103.8	99.0	4.8	4.8
Earnings from operations	31.5	38.4	(18.0)

Gross profit rate	14.9%	14.8%	0.1	pts.
Expense rates:
% of revenue	11.4	10.6	0.8
% of gross profit	76.7	72.0	4.7
Operating margin	3.5	4.1	(0.6)

EMEA
Commercial
Revenue from services (including fee-based income)	$219.8	$213.7	2.8%	2.5%
Fee-based income	5.2	6.2	(16.9)	(16.6)
Gross profit	33.8	34.2	(1.0)	(1.8)

Gross profit rate	15.4%	16.0%	(0.6)	pts.

PT
Revenue from services (including fee-based income)	$43.1	$41.6	3.6%	3.2%
Fee-based income	3.9	4.4	(12.0)	(11.7)
Gross profit	10.5	10.9	(3.3)	(3.6)

Gross profit rate	24.4%	26.1%	(1.7)	pts.

Total EMEA
Revenue from services (including fee-based income)	$262.9	$255.3	3.0%	2.6%
Fee-based income	9.1	10.6	(14.9)	(14.6)
Gross profit	44.3	45.1	(1.6)	(2.2)
SG&A expenses excluding restructuring charges	39.9	41.9	(4.7)
Restructuring charges	-	(2.2)	101.8
Total SG&A expenses	39.9	39.7	0.5	-
Earnings from operations	4.4	5.4	(17.3)
Earnings from operations excluding restructuring charges	4.4	3.2	40.5

Gross profit rate	16.9%	17.6%	(0.7)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.2	16.4	(1.2)
% of gross profit	90.1	93.0	(2.9)
Operating margin (excluding restructuring charges)	1.7	1.2	0.5

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Second Quarter
				Constant
				Currency
	2013	2012	Change	Change
APAC
Commercial
Revenue from services (including fee-based income)	$87.7	$84.3	4.0%	3.7%
Fee-based income	2.9	3.0	(7.8)	(7.2)
Gross profit	12.5	12.5	-	(0.2)

Gross profit rate	14.3%	14.9%	(0.6)	pts.

PT
Revenue from services (including fee-based income)	$10.0	$12.8	(21.5)%	(21.0)%
Fee-based income	2.5	4.1	(40.0)	(39.7)
Gross profit	3.8	5.3	(29.6)	(29.1)

Gross profit rate	37.4%	41.7%	(4.3)	pts.

Total APAC
Revenue from services (including fee-based income)	$97.7	$97.1	0.7%	0.5%
Fee-based income	5.4	7.1	(26.2)	(25.7)
Gross profit	16.3	17.8	(8.8)	(8.8)
Total SG&A expenses	15.4	19.0	(19.0)	(18.9)
Earnings from operations	0.9	(1.2)	NM

Gross profit rate	16.6%	18.4%	(1.8)	pts.
Expense rates:
% of revenue	15.8	19.6	(3.8)
% of gross profit	94.7	106.6	(11.9)
Operating margin	0.9	(1.2)	2.1

OCG
Revenue from services (including fee-based income)	$109.9	$91.4	20.2%	20.3%
Fee-based income	15.7	12.8	23.1	23.3
Gross profit	25.6	23.7	8.4	8.5
Total SG&A excluding restructuring charges	25.6	22.8	12.4
Restructuring charges	0.8	-	NM
Total SG&A expenses	26.4	22.8	15.6	15.6
Asset impairments	1.7	-	NM
Earnings from operations	(2.5)	0.9	NM
Earnings from operations excluding restructuring charges	(1.7)	0.9	NM

Gross profit rate	23.3%	25.9%	(2.6)	pts.
Expense rates (excluding restructuring charges):
% of revenue	23.3	25.0	(1.7)
% of gross profit	100.1	96.5	3.6
Operating margin (excluding restructuring charges)	(1.5)	0.9	(2.4)

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	June Year to Date
				Constant
				Currency
	2013	2012	Change	Change
AMERICAS
Commercial
Revenue from services (including fee-based income)	$1,287.1	$1,337.9	(3.8)%	(3.7)%
Fee-based income	7.9	7.7	3.3	4.1
Gross profit	187.7	195.7	(4.1)	(3.9)

Gross profit rate	14.6%	14.6%	-	pts.

PT
Revenue from services (including fee-based income)	$510.6	$512.5	(0.4)%	(0.5)%
Fee-based income	8.0	7.6	4.1	4.1
Gross profit	81.5	79.9	1.9	1.9

Gross profit rate	16.0%	15.6%	0.4	pts.

Total Americas
Revenue from services (including fee-based income)	$1,797.7	$1,850.4	(2.9)%	(2.8)%
Fee-based income	15.9	15.3	3.7	4.1
Gross profit	269.2	275.6	(2.3)	(2.2)
Total SG&A expenses	213.0	201.9	5.5	5.6
Earnings from operations	56.2	73.7	(23.7)

Gross profit rate	15.0%	14.9%	0.1	pts.
Expense rates:
% of revenue	11.8	10.9	0.9
% of gross profit	79.1	73.3	5.8
Operating margin	3.1	4.0	(0.9)

EMEA
Commercial
Revenue from services (including fee-based income)	$420.8	$426.7	(1.4)%	(1.5)%
Fee-based income	10.7	12.3	(13.4)	(13.2)
Gross profit	64.9	67.7	(4.1)	(4.4)

Gross profit rate	15.4%	15.9%	(0.5)	pts.

PT
Revenue from services (including fee-based income)	$86.6	$83.8	3.3%	3.1%
Fee-based income	7.9	9.0	(12.6)	(12.4)
Gross profit	21.2	22.2	(4.4)	(4.5)

Gross profit rate	24.5%	26.4%	(1.9)	pts.

Total EMEA
Revenue from services (including fee-based income)	$507.4	$510.5	(0.6)%	(0.7)%
Fee-based income	18.6	21.3	(13.1)	(12.9)
Gross profit	86.1	89.9	(4.2)	(4.4)
SG&A expenses excluding restructuring charges	82.1	86.4	(5.0)
Restructuring charges	(0.2)	(2.2)	93.8
Total SG&A expenses	81.9	84.2	(2.7)	(2.9)
Earnings from operations	4.2	5.7	(25.7)
Earnings from operations excluding restructuring charges	4.0	3.5	16.0

Gross profit rate	17.0%	17.6%	(0.6)	pts.
Expense rates (excluding restructuring charges):
% of revenue	16.2	16.9	(0.7)
% of gross profit	95.2	96.1	(0.9)
Operating margin (excluding restructuring charges)	0.8	0.7	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	June Year to Date
				Constant
				Currency
	2013	2012	Change	Change
APAC
Commercial
Revenue from services (including fee-based income)	$169.2	$172.6	(2.0)%	(2.0)%
Fee-based income	5.6	6.4	(13.4)	(12.5)
Gross profit	24.1	25.6	(5.9)	(5.7)

Gross profit rate	14.2%	14.8%	(0.6)	pts.

PT
Revenue from services (including fee-based income)	$20.2	$25.6	(21.2)%	(20.5)%
Fee-based income	4.5	8.1	(45.4)	(45.0)
Gross profit	7.1	10.5	(33.1)	(32.5)

Gross profit rate	34.9%	41.1%	(6.2)	pts.

Total APAC
Revenue from services (including fee-based income)	$189.4	$198.2	(4.5)%	(4.3)%
Fee-based income	10.1	14.5	(31.2)	(30.6)
Gross profit	31.2	36.1	(13.8)	(13.5)
SG&A expenses excluding restructuring charges	31.0	38.7	(20.0)
Restructuring charges	0.2	-	NM
Total SG&A expenses	31.2	38.7	(19.4)	(19.1)
Earnings from operations	-	(2.6)	98.9
Earnings from operations excluding restructuring charges	0.2	(2.6)	NM

Gross profit rate	16.4%	18.2%	(1.8)	pts.
Expense rates (excluding restructuring charges):
% of revenue	16.3	19.5	(3.2)
% of gross profit	99.3	107.1	(7.8)
Operating margin (excluding restructuring charges)	0.1	(1.3)	1.4

OCG
Revenue from services (including fee-based income)	$208.9	$178.1	17.3%	17.4%
Fee-based income	30.3	24.4	24.4	24.7
Gross profit	52.7	46.8	12.6	12.8
SG&A expenses excluding restructuring charges	51.0	45.4	12.3
Restructuring charges	0.8	-	NM
Total SG&A expenses	51.8	45.4	13.9	14.0
Asset impairments	1.7	-	NM
Earnings from operations	(0.8)	1.4	NM
Earnings from operations excluding restructuring charges	-	1.4	NM

Gross profit rate	25.2%	26.3%	(1.1)	pts.
Expense rates (excluding restructuring charges):
% of revenue	24.4	25.5	(1.1)
% of gross profit	96.8	97.1	(0.3)
Operating margin (excluding restructuring charges)	-	0.7	(0.7)

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In millions of dollars)

	June 30, 2013	Dec. 30, 2012	July 1, 2012
Current Assets
Cash and equivalents	$70.3	$76.3	$65.2
Trade accounts receivable, less allowances of $9.8 and $10.4 and $11.8, respectively	1,038.8	1,013.9	985.0
Prepaid expenses and other current assets	60.0	57.5	57.9
Deferred taxes	39.0	44.9	33.4
Total current assets	1,208.1	1,192.6	1,141.5

Property and Equipment, Net	87.2	89.9	90.3

Noncurrent Deferred Taxes	103.1	82.8	93.4

Goodwill, Net	90.3	89.5	91.4

Other Assets	227.8	180.9	168.4

Total Assets	$1,716.5	$1,635.7	$1,585.0

Current Liabilities
Short-term borrowings	$83.2	$64.1	$88.5
Accounts payable and accrued liabilities	289.2	295.6	269.5
Accrued payroll and related taxes	277.9	264.5	253.7
Accrued insurance	31.2	32.8	30.3
Income and other taxes	64.9	65.3	56.5
Total current liabilities	746.4	722.3	698.5

Noncurrent Liabilities
Accrued insurance	41.4	43.5	51.4
Accrued retirement benefits	123.2	111.0	102.8
Other long-term liabilities	28.2	17.9	24.0
Total noncurrent liabilities	192.8	172.4	178.2

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(60.6)	(61.6)	(63.2)
Paid-in capital	28.9	27.1	27.4
Earnings invested in the business	719.1	700.0	678.3
Accumulated other comprehensive income	49.8	35.4	25.7
Total stockholders' equity	777.3	741.0	708.3
Total Liabilities and Stockholders' Equity	$1,716.5	$1,635.7	$1,585.0

STATISTICS:
Working Capital	$461.7	$470.3	$443.0
Current Ratio	1.6	1.7	1.6
Debt-to-capital %	9.7%	8.0%	11.1%
Global Days Sales Outstanding	54	53	53

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 26 WEEKS ENDED JUNE 30, 2013 AND JULY 1, 2012

(UNAUDITED)

(In millions of dollars)

	2013	2012

Cash flows from operating activities
Net earnings	$22.9	$24.6
Noncash adjustments:
Impairment of assets	1.7	-
Depreciation and amortization	10.5	11.6
Provision for bad debts	0.5	0.6
Stock-based compensation	2.6	2.1
Other, net	0.7	-
Changes in operating assets and liabilities	(53.1)	(33.0)

Net cash (used in) from operating activities	(14.2)	5.9

Cash flows from investing activities
Capital expenditures	(7.7)	(9.8)
Other investing activities	(0.2)	-

Net cash used in investing activities	(7.9)	(9.8)

Cash flows from financing activities
Net change in short-term borrowings	19.1	(7.8)
Dividend payments	(3.8)	(3.8)

Net cash from (used in) financing activities	15.3	(11.6)

Effect of exchange rates on cash and equivalents	0.8	(0.3)

Net change in cash and equivalents	(6.0)	(15.8)
Cash and equivalents at beginning of period	76.3	81.0

Cash and equivalents at end of period	$70.3	$65.2

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES
(UNAUDITED)

(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2013	2012	US$	Currency

Americas
United States	$864.3	$874.4	(1.2)%	(1.2)%
Canada	55.0	62.0	(11.3)	(10.1)
Mexico	35.9	25.8	38.9	27.9
Puerto Rico	26.1	25.9	0.5	0.5
Brazil	13.4	14.4	(7.0)	(0.9)
Total Americas	994.7	1,002.5	(0.8)	(0.9)

EMEA
France	62.3	61.1	2.0	0.1
Switzerland	63.6	59.8	6.3	6.8
Russia	34.6	31.8	9.1	11.2
United Kingdom	25.8	26.0	(1.0)	2.0
Portugal	21.1	19.0	11.2	9.0
Germany	15.9	17.4	(8.9)	(10.7)
Norway	15.4	16.7	(8.1)	(9.2)
Italy	14.7	15.1	(2.4)	(4.4)
Other	17.3	15.6	11.4	9.2
Total EMEA	270.7	262.5	3.1	2.8

APAC
Australia	35.3	32.3	9.1	11.2
Singapore	28.0	24.9	12.4	11.1
Malaysia	17.2	18.0	(4.2)	(5.6)
New Zealand	12.0	13.4	(10.2)	(13.6)
Other	9.0	12.5	(27.7)	(25.5)
Total APAC	101.5	101.1	0.4	0.3

Total Kelly Services, Inc.	$1,366.9	$1,366.1	0.1%	(0.1)%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES
(UNAUDITED)

(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2013	2012	US$	Currency

Americas
United States	$1,703.8	$1,732.9	(1.7)%	(1.7)%
Canada	111.0	121.5	(8.6)	(7.7)
Mexico	66.3	51.3	29.3	22.4
Puerto Rico	49.2	51.8	(5.1)	(5.1)
Brazil	31.9	32.4	(1.8)	8.7
Total Americas	1,962.2	1,989.9	(1.4)	(1.3)

EMEA
France	119.6	123.9	(3.5)	(4.7)
Switzerland	117.0	113.4	3.2	4.0
Russia	69.1	65.4	5.7	7.4
United Kingdom	51.6	53.7	(3.9)	(1.9)
Portugal	38.9	37.2	4.5	3.2
Germany	31.9	36.1	(11.8)	(12.9)
Norway	30.2	33.2	(9.0)	(10.7)
Italy	29.8	31.4	(4.9)	(6.1)
Other	34.7	31.2	11.3	9.7
Total EMEA	522.8	525.5	(0.5)	(0.6)

APAC
Australia	68.0	66.2	2.8	4.6
Singapore	54.1	49.1	10.3	8.5
Malaysia	33.9	35.8	(5.3)	(5.7)
New Zealand	23.5	26.5	(11.4)	(14.0)
Other	17.2	27.9	(38.3)	(35.6)
Total APAC	196.7	205.5	(4.3)	(4.1)

Total Kelly Services, Inc.	$2,681.7	$2,720.9	(1.4)%	(1.4)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

FOR THE 13 WEEKS ENDED JUNE 30, 2013 AND JULY 1, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013				2012
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,366.9	$-	$-	$1,366.9	$1,366.1	0.1%

Cost of services	1,146.2	-	-	1,146.2	1,142.9	0.3

Gross profit	220.7	-	-	220.7	223.2	(1.1)

Selling, general and administrative expenses	202.6	(0.8)	-	201.8	201.6	0.1

Asset impairments	1.7	-	(1.7)	-	-	NM

Earnings from operations	16.4	0.8	1.7	18.9	21.6	(12.5)

Other expense, net	1.6	-	-	1.6	0.5	(234.2)

Earnings from continuing operations before taxes	14.8	0.8	1.7	17.3	21.1	(18.3)

Income tax expense (benefit)	4.8	-	-	4.8	8.3	(42.4)

Earnings from continuing operations	$10.0	$0.8	$1.7	$12.5	$12.8	(5.8)%

Earnings per share from continuing operations:
Basic	$0.26	$0.02	$0.04	$0.33	$0.34	(2.9)%
Diluted	$0.26	$0.02	$0.04	$0.33	$0.34	(2.9)%

	2012
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$1,366.1	$-	$1,366.1

Cost of services	1,142.9	-	1,142.9

Gross profit	223.2	-	223.2

Selling, general and administrative expenses	199.4	2.2	201.6

Earnings from operations	23.8	(2.2)	21.6

Other expense, net	0.5	-	0.5

Earnings from continuing operations before taxes	23.3	(2.2)	21.1

Income tax expense (benefit)	8.3	-	8.3

Earnings from continuing operations	$15.0	$(2.2)	$12.8

Earnings per share from continuing operations:
Basic	$0.40	$(0.06)	$0.34
Diluted	$0.40	$(0.06)	$0.34

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

FOR THE 26 WEEKS ENDED JUNE 30, 2013 AND JULY 1, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013				2012
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$2,681.7	$-	$-	$2,681.7	$2,720.9	(1.4)%

Cost of services	2,244.1	-	-	2,244.1	2,274.0	(1.3)

Gross profit	437.6	-	-	437.6	446.9	(2.1)

Selling, general and administrative expenses	412.4	(0.8)	-	411.6	410.6	0.2

Asset impairments	1.7	-	(1.7)	-	-	NM

Earnings from operations	23.5	0.8	1.7	26.0	36.3	(28.4)

Other expense, net	2.6	-	-	2.6	1.1	(137.7)

Earnings from continuing operations before taxes	20.9	0.8	1.7	23.4	35.2	(33.5)

Income tax expense (benefit)	(2.0)	-	-	(2.0)	13.2	(115.4)

Earnings from continuing operations	$22.9	$0.8	$1.7	$25.4	$22.0	13.1%

Earnings per share from continuing operations:
Basic	$0.60	$0.02	$0.04	$0.67	$0.58	15.5%
Diluted	$0.60	$0.02	$0.04	$0.67	$0.58	15.5%

	2012
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$2,720.9	$-	$2,720.9

Cost of services	2,274.0	-	2,274.0

Gross profit	446.9	-	446.9

Selling, general and administrative expenses	408.4	2.2	410.6

Asset impairments	-	-	-

Earnings from operations	38.5	(2.2)	36.3

Other expense, net	1.1	-	1.1

Earnings from continuing operations before taxes	37.4	(2.2)	35.2

Income tax expense (benefit)	13.2	-	13.2

Earnings from continuing operations	$24.2	$(2.2)	$22.0

Earnings per share from continuing operations:
Basic	$0.64	$(0.06)	$0.58
Diluted	$0.64	$(0.06)	$0.58

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges and asset impairment charges is useful to understand the Company's fiscal 2013 financial performance and increases comparability.  Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)	During the second quarter of 2013, the Company made the decision to exit the executive search business operating in Germany. The restructuring charges primarily relate to severance costs from exiting this business. In the second quarter of 2012, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.

(2)	Asset impairment charges represent the write-off of the carrying value of long-lived assets related to the decision to exit the executive search business operating in Germany.